EXHIBIT 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Kevin S. Royal, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended June 30, 2025 of Flux Power Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 10, 2025

By:	/s/ Kevin S. Royal
Name:	Kevin S. Royal
Title:	Chief Financial Officer
(Principal Financial Officer)